UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2019

Date of reporting period: March 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.19

ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 1

ANNUAL REPORT

May 6, 2019

This report provides management’s discussion of fund performance for AB Emerging Markets Multi-Asset Portfolio for the annual reporting period ended March 31, 2019.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Class A Shares	1.84%	-6.20%

Class C Shares[1,2]	1.50%	-6.88%

Advisor Class Shares[2]	2.00%	-5.93%

Class R Shares[2]	1.74%	-6.39%

Class K Shares[2]	1.94%	-6.19%

Class I Shares[2]	2.05%	-5.93%

Class Z Shares[1,2]	2.00%	-5.99%

MSCI EM Index (net)	1.71%	-7.41%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended March 31, 2019. The Fund’s benchmark is fully composed of equities, while the Fund invests in both equities and fixed income.

All share classes outperformed the benchmark for the 12-month period; all shares classes, except Class C, outperformed the benchmark for the six-month period, before sales charges. For both periods, the Fund’s fixed-income assets outperformed while equity assets underperformed, relative to the all-equity benchmark. Country selection (a result of bottom-up security analysis combined with fundamental research) was negative during both periods, as an overweight to Turkey detracted. Equity security selection within the financials sector also detracted. For the

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12-month period, an overweight to the US contributed. Equity security selection within the industrials and communication-services sectors contributed, while selection in materials detracted. During the six-month period, an overweight to Hong Kong contributed. Equity security selection within the technology and utilities sectors contributed, while selection in industrials detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of currency forwards and credit default swaps, which added to absolute performance for both periods, while futures, variance swaps, interest rate swaps and total return swaps detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks gained during the 12-month period ended March 31, 2019, while non-US and emerging-market stocks declined. While rising interest rates were a key concern among investors throughout most of the period, more dovish rhetoric from central banks helped quell market fears and propel equities higher in the first quarter of 2019. Around the world, progress in trade negotiations buoyed stock market performance, although signs of slowing global growth became an increasing concern. Stock performance in the US benefited from generally strong corporate earnings; large-cap equities outperformed small-cap equities, and growth stocks outperformed value stocks.

Fixed-income markets generally performed well. Developed-market treasuries rallied, outpacing the positive returns of global high yield and investment-grade securities. Emerging-market debt sectors had more mixed returns, amid a stronger US dollar and fluctuating oil prices. In developed-market countries, treasury yield curves either rallied or flattened, as short yields rose and longer maturities fell (bond yields move inversely to price). Italy was the exception, where yields moved higher across the board on concerns surrounding budget negotiations between the country’s new government and the European Union. The US Federal Reserve increased interest rates quarterly in 2018, before turning more dovish in 2019. The European Central Bank, the Bank of Canada and the Reserve Bank of Australia all ruled out interest-rate increases for 2019.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s emerging-market strategy searches for long-term growth with lower volatility. To reduce risk and provide downside protection, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

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INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in

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(continued on next page)

adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have

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DISCLOSURES AND RISKS (continued)

a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/20111 TO 3/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Multi-Asset Portfolio Class A shares (from 8/31/20111 to 3/31/2019) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 8/31/2011.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.20%	-10.15%

5 Years	3.59%	2.69%

Since Inception[1]	1.68%	1.11%

CLASS C SHARES

1 Year	-6.88%	-7.77%

5 Years	2.85%	2.85%

Since Inception[1]	0.95%	0.95%

ADVISOR CLASS SHARES[2]

1 Year	-5.93%	-5.93%

5 Years	3.86%	3.86%

Since Inception[1]	1.96%	1.96%

CLASS R SHARES[2]

1 Year	-6.39%	-6.39%

5 Years	3.34%	3.34%

Since Inception[1]	1.45%	1.45%

CLASS K SHARES[2]

1 Year	-6.19%	-6.19%

5 Years	3.60%	3.60%

Since Inception[1]	1.71%	1.71%

CLASS I SHARES[2]

1 Year	-5.93%	-5.93%

5 Years	3.84%	3.84%

Since Inception[1]	1.95%	1.95%

CLASS Z SHARES[2]

1 Year	-5.99%	-5.99%

Since Inception[1]	-0.91%	-0.91%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.94%, 2.71%, 1.69%, 2.31%, 2.03%, 1.60% and 1.73% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2019. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Inception dates: 8/31/2011 for all share classes except Class Z; 7/31/2017 for Class Z shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.15%

5 Years	2.69%

Since Inception[1]	1.11%

CLASS C SHARES

1 Year	-7.77%

5 Years	2.85%

Since Inception[1]	0.95%

ADVISOR CLASS SHARES[2]

1 Year	-5.93%

5 Years	3.86%

Since Inception[1]	1.96%

CLASS R SHARES[2]

1 Year	-6.39%

5 Years	3.34%

Since Inception[1]	1.45%

CLASS K SHARES[2]

1 Year	-6.19%

5 Years	3.60%

Since Inception[1]	1.71%

CLASS I SHARES[2]

1 Year	-5.93%

5 Years	3.84%

Since Inception[1]	1.95%

CLASS Z SHARES[2]

1 Year	-5.99%

Since Inception[1]	-0.91%

1	Inception dates: 8/31/2011 for all share classes except Class Z; 7/31/2017 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 10/1/2018	Ending Account Value 3/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,018.40	$6.24	1.24%	$6.29	1.25%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%	$6.29	1.25%
Class C
Actual	$1,000	$1,015.00	$10.00	1.99%	$10.05	2.00%
Hypothetical**	$1,000	$1,015.01	$10.00	1.99%	$10.05	2.00%
Advisor Class
Actual	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%
Class R
Actual	$1,000	$1,017.40	$7.49	1.49%	$7.54	1.50%
Hypothetical**	$1,000	$1,017.50	$7.49	1.49%	$7.54	1.50%
Class K
Actual	$1,000	$1,019.40	$6.24	1.24%	$6.29	1.25%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%	$6.29	1.25%
Class I
Actual	$1,000	$1,020.50	$4.99	0.99%	$5.04	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%
Class Z
Actual	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $127.0

1

All data are as of March 31, 2019. The Fund’s secturity type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 0.6% or less in the following sectors: Emerging Markets–Treasuries, Funds and Investment Trusts, Health Care, Regional Bonds and Treasury Bonds.

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PORTFOLIO SUMMARY (continued)

March 31, 2019 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Alibaba Group Holding Ltd. (Sponsored ADR)	$4,167,158	3.3%

Tencent Holdings Ltd.	3,177,757	2.5

Samsung Electronics Co., Ltd.	3,147,940	2.5

LUKOIL PJSC (Sponsored ADR)	2,446,258	1.9

China Petroleum & Chemical Corp. – Class H	2,300,044	1.8

Hana Financial Group, Inc.	1,897,902	1.5

China Everbright Ltd.	1,890,535	1.5

KT Corp. (Sponsored ADR)	1,853,697	1.5

Formosa Chemicals & Fibre Corp.	1,431,868	1.1

Estacio Participacoes SA	1,414,463	1.1

	$23,727,622	18.7%

1

All data are as of March 31, 2019. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Angola, Argentina, Azerbaijan, Bahrain, Bermuda, Canada, Colombia, Costa Rica, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Guatemala, Honduras, Hungary, Iraq, Ivory Coast, Jamaica, Kazakhstan, Lebanon, Mongolia, Nigeria, Oman, Pakistan, Panama, Peru, Qatar, Saudi Arabia, Senegal, Sri Lanka, Thailand, Trinidad & Tobago, United Arab Emirates, United Kingdom, United Republic of Tanzania, Uruguay, Venezuela, Vietnam and Zambia.

2	Long-term investments.

16 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

March 31, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 58.6%
Financials – 14.7%
Banks – 10.0%
Agricultural Bank of China Ltd. – Class H	783,000	$361,953
Bank of China Ltd. – Class H	1,901,000	863,948
Bank of Communications Co., Ltd. – Class H	804,000	659,607
China CITIC Bank Corp., Ltd. – Class H	1,955,000	1,246,632
China Construction Bank Corp. – Class H	1,172,000	1,006,008
China Minsheng Banking Corp., Ltd. – Class H	1,100,400	800,273
Chongqing Rural Commercial Bank Co., Ltd. – Class H	248,000	143,528
Commercial Bank of Ceylon PLC	116,660	65,808
DGB Financial Group, Inc.	8,120	58,493
Dubai Islamic Bank PJSC	248,640	332,040
Grupo Financiero Galicia SA (ADR)	11,200	285,824
Hana Financial Group, Inc.	59,110	1,897,902
HDFC Bank Ltd. (ADR)	8,810	1,021,167
Industrial Bank Co., Ltd. – Class A	162,460	438,814
Industrial Bank of Korea	53,490	662,303
Itau Unibanco Holding SA (Preference Shares)	41,800	367,572
KB Financial Group, Inc.	18,050	667,890
Moneta Money Bank AS(a)	59,500	205,417
Turkiye Garanti Bankasi AS	282,850	425,509
Turkiye Is Bankasi AS – Class C	583,670	578,886
Woori Financial Group, Inc.	52,960	641,529

		12,731,103

Capital Markets – 1.7%
China Everbright Ltd.	952,000	1,890,535
Haitong Securities Co., Ltd. – Class H	244,400	317,005

		2,207,540

Consumer Finance – 0.2%
Samsung Card Co., Ltd.	6,886	208,685

Diversified Financial Services – 1.8%
Fubon Financial Holding Co., Ltd.	374,000	559,088
Haci Omer Sabanci Holding AS	650,609	917,938
REC Ltd.	331,810	729,617
RMB Holdings Ltd.	17,460	92,140

		2,298,783

Insurance – 1.0%
BB Seguridade Participacoes SA	76,400	517,483
DB Insurance Co., Ltd.	2,200	133,151
Orange Life Insurance Ltd.(a)	7,020	222,838

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ruentex Industries Ltd.	140,200	$368,667

		1,242,139

		18,688,250

Information Technology – 8.7%
Electronic Equipment, Instruments & Components – 1.3%
HannStar Display Corp.	966,000	214,173
Innolux Corp.	1,502,000	488,305
Tripod Technology Corp.	148,000	478,485
Zhen Ding Technology Holding Ltd.	169,000	525,725

		1,706,688

IT Services – 0.9%
Infosys Ltd.	29,960	320,795
Infosys Ltd. (Sponsored ADR)	64,550	705,531
Tata Consultancy Services Ltd.	2,360	68,153

		1,094,479

Semiconductors & Semiconductor Equipment – 2.4%
Macronix International	627,000	426,854
Nanya Technology Corp.	381,000	761,967
Novatek Microelectronics Corp.	166,000	1,068,820
Realtek Semiconductor Corp.	21,000	124,434
SK Hynix, Inc.	9,740	638,616

		3,020,691

Technology Hardware, Storage & Peripherals – 4.1%
Asustek Computer, Inc.	72,000	521,737
Inventec Corp.	555,000	422,840
Lite-On Technology Corp.	342,000	498,491
Quanta Computer, Inc.	196,000	368,139
Samsung Electronics Co., Ltd.	79,810	3,147,940
Samsung Electronics Co., Ltd. (Preference Shares)	7,010	224,462

		5,183,609

		11,005,467

Consumer Discretionary – 7.4%
Auto Components – 0.9%
Motherson Sumi Systems Ltd.	534,436	1,156,468

Automobiles – 0.2%
Kia Motors Corp.	8,800	274,254

Diversified Consumer Services – 1.1%
Estacio Participacoes SA	208,200	1,414,463

Internet & Direct Marketing Retail – 4.4%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	22,840	4,167,158

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

MakeMyTrip Ltd.(b)	28,000	$772,800
Naspers Ltd. – Class N	2,680	624,551

		5,564,509

Specialty Retail – 0.3%
Truworths International Ltd.	60,340	291,827

Textiles, Apparel & Luxury Goods – 0.5%
Li Ning Co., Ltd.(b)	200,000	314,447
Luthai Textile Co., Ltd. – Class B	54,186	64,606
Yue Yuen Industrial Holdings Ltd.	83,000	285,749

		664,802

		9,366,323

Energy – 6.4%
Oil, Gas & Consumable Fuels – 6.4%
China Petroleum & Chemical Corp. – Class H	2,898,000	2,300,044
Cosan SA	64,000	697,153
Exxaro Resources Ltd.	24,550	279,202
LUKOIL PJSC (Sponsored ADR)	27,360	2,446,258
Petroleo Brasileiro SA (Preference Shares)	79,000	566,166
Petronet LNG Ltd.	108,370	391,727
Surgutneftegas PJSC (Sponsored ADR)	42,690	161,637
Tatneft PJSC (Sponsored ADR) (Moscow)	10,130	700,996
Transportadora de Gas del Sur SA (Sponsored ADR)	25,320	333,211
Tupras Turkiye Petrol Rafinerileri AS	11,930	267,566

		8,143,960

Materials – 5.2%
Chemicals – 2.5%
Formosa Chemicals & Fibre Corp.	393,000	1,431,868
Lotte Chemical Corp.	720	184,722
Mitsubishi Gas Chemical Co., Inc.	7,700	110,291
Nan Ya Plastics Corp.	63,000	161,540
PTT Global Chemical PCL (NVDR)	104,300	221,526
Tosoh Corp.	63,700	993,925

		3,103,872

Construction Materials – 1.6%
Anhui Conch Cement Co., Ltd. – Class A	203,229	1,154,151
Anhui Conch Cement Co., Ltd. – Class H	45,000	275,351
Huaxin Cement Co., Ltd.	169,975	578,003

		2,007,505

Metals & Mining – 1.1%
Evraz PLC	8,180	66,181
Fangda Special Steel Technology Co., Ltd. – Class A	166,222	356,418

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Glencore PLC(b)	54,280	$224,945
Kumba Iron Ore Ltd.	6,920	207,371
Polymetal International PLC	21,360	240,512
POSCO	530	118,349
Vedanta Ltd.	84,500	225,561

		1,439,337

		6,550,714

Communication Services – 5.0%
Diversified Telecommunication Services – 1.8%
China Communications Services Corp., Ltd. – Class H	258,000	230,527
Chunghwa Telecom Co., Ltd.	18,000	64,007
KT Corp. (Sponsored ADR)	149,011	1,853,697
LG Uplus Corp.	15,650	213,138

		2,361,369

Interactive Media & Services – 2.6%
Tencent Holdings Ltd.	69,100	3,177,757
Yandex NV – Class A(b)	3,280	112,635

		3,290,392

Media – 0.0%
Multichoice Group Ltd.(b)	2,680	22,419

Wireless Telecommunication Services – 0.6%
China Mobile Ltd.	21,000	214,291
Turkcell Iletisim Hizmetleri AS	243,895	529,489

		743,780

		6,417,960

Industrials – 3.7%
Construction & Engineering – 0.5%
Daelim Industrial Co., Ltd.	7,901	671,078

Industrial Conglomerates – 0.8%
Far Eastern New Century Corp.	63,000	62,370
NWS Holdings Ltd.	420,000	919,531

		981,901

Machinery – 1.3%
China Yuchai International Ltd.	22,390	354,882
Sinotruk Hong Kong Ltd.(c)	421,500	899,605
Weichai Power Co., Ltd. – Class A	249,804	440,759

		1,695,246

Road & Rail – 0.1%
Globaltrans Investment PLC (Sponsored GDR)(a)	17,160	182,582

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.5%
BOC Aviation Ltd.(a)	51,600	$421,167
Sojitz Corp.	53,700	189,741

		610,908

Transportation Infrastructure – 0.5%
Jiangsu Expressway Co., Ltd. – Class H	420,000	594,294

		4,736,009

Real Estate – 3.0%
Equity Real Estate Investment Trusts (REITs) – 0.9%
Fibra Uno Administracion SA de CV	802,610	1,106,107

Real Estate Management & Development – 2.1%
Aldar Properties PJSC	534,570	264,257
CK Asset Holdings Ltd.	141,000	1,255,717
Kerry Properties Ltd.	38,500	172,127
New World Development Co., Ltd.	220,000	365,137
RiseSun Real Estate Development Co., Ltd.	353,648	590,339

		2,647,577

		3,753,684

Utilities – 2.7%
Electric Utilities – 1.5%
Centrais Eletricas Brasileiras SA(b)	70,600	661,579
Centrais Eletricas Brasileiras SA (Preference Shares)(b)	91,500	884,772
CEZ AS	12,600	296,099
Transmissora Alianca de Energia Eletrica SA	6,500	41,171

		1,883,621

Gas Utilities – 0.4%
GAIL India Ltd.	66,210	334,741
Perusahaan Gas Negara Persero TBK	977,500	161,706

		496,447

Independent Power and Renewable Electricity Producers – 0.1%
NHPC Ltd.	430,193	153,702

Water Utilities – 0.7%
Cia de Saneamento Basico do Estado de Sao Paulo	88,800	952,559

		3,486,329

Consumer Staples – 1.2%
Food Products – 0.7%
Uni-President Enterprises Corp.	373,000	906,383

Tobacco – 0.5%
ITC Ltd.	131,310	561,869

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

KT&G Corp.		910	$82,980

			644,849

			1,551,232

Health Care – 0.6%
Pharmaceuticals – 0.6%
China Medical System Holdings Ltd.		243,000	236,250
Richter Gedeon Nyrt		28,460	537,677

			773,927

Total Common Stocks (cost $71,047,560)			74,473,855

		Principal Amount (000)
FIXED INCOME SECURITIES – 21.6%
Sovereign Bonds – 14.3%
Argentine Republic Government International Bond 6.875%, 1/11/48	U.S.$	325	238,311
7.82%, 12/31/33	EUR	33	32,344
Series NY
3.75%, 12/31/38(d)	U.S.$	345	199,410
Bermuda Government International Bond 4.75%, 2/15/29(a)		275	291,946
Brazilian Government International Bond 4.625%, 1/13/28		200	201,557
5.00%, 1/27/45		223	205,718
Costa Rica Government International Bond 4.37%, 5/22/19(a)		49	48,927
7.158%, 3/12/45(a)		270	263,250
Dominican Republic International Bond 6.00%, 7/19/28(a)		426	448,631
6.50%, 2/15/48(a)		458	475,493
6.85%, 1/27/45		100	107,500
Ecuador Government International Bond 7.875%, 1/23/28(a)		228	217,170
9.625%, 6/02/27(a)		200	208,700
9.65%, 12/13/26(a)		566	593,624
Egypt Government International Bond 6.125%, 1/31/22(a)		200	202,500
7.903%, 2/21/48(a)		300	290,250
8.50%, 1/31/47		200	204,000
8.70%, 3/01/49		200	207,500
El Salvador Government International Bond 5.875%, 1/30/25(a)		40	38,750
6.375%, 1/18/27(a)		86	84,452

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.75%, 1/24/23(a)	U.S.$	63	$66,465
8.25%, 4/10/32(a)		100	107,750
Gabon Government International Bond 6.375%, 12/12/24(a)		365	349,031
Guatemala Government Bond 4.375%, 6/05/27(a)		200	193,301
4.50%, 5/03/26(a)		200	196,000
Honduras Government International Bond 7.50%, 3/15/24(a)		290	317,366
Indonesia Government International Bond 3.375%, 4/15/23(a)		450	450,083
4.125%, 1/15/25(a)		380	389,022
5.125%, 1/15/45(a)		205	217,838
5.875%, 1/15/24(a)		200	220,557
Iraq International Bond 6.752%, 3/09/23(a)		300	304,500
Ivory Coast Government International Bond 5.375%, 7/23/24(a)		200	195,500
6.625%, 3/22/48(a)	EUR	280	299,094
Jamaica Government International Bond 6.75%, 4/28/28	U.S.$	200	222,540
8.00%, 3/15/39		108	129,815
Kazakhstan Government International Bond 5.125%, 7/21/25(a)		200	217,450
Lebanon Government International Bond 6.00%, 1/27/23(a)		59	50,224
6.65%, 4/22/24(a)		57	47,951
6.85%, 3/23/27(a)		240	192,791
8.25%, 4/12/21(a)		78	73,028
Series E
6.10%, 10/04/22(a)		216	187,096
Series G
6.20%, 2/26/25(a)		70	57,225
6.60%, 11/27/26(a)		86	68,729
6.65%, 11/03/28(a)		158	123,686
Mexico Government International Bond 4.75%, 3/08/44		140	137,725
Mongolia Government International Bond 5.625%, 5/01/23(a)		200	201,750
Nigeria Government International Bond 5.625%, 6/27/22		163	164,630
6.50%, 11/28/27(a)		200	197,500
7.625%, 11/28/47(a)		220	213,675
Oman Government International Bond 4.75%, 6/15/26(a)		260	237,250
6.75%, 1/17/48(a)		430	381,625

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pakistan Government International Bond 8.25%, 9/30/25	U.S.$	200	$213,585
Panama Government International Bond 4.00%, 9/22/24		200	208,600
Peruvian Government International Bond 5.625%, 11/18/50		57	73,331
Qatar Government International Bond 4.50%, 4/23/28(a)		300	321,375
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)		31	31,328
Republic of Azerbaijan International Bond 4.75%, 3/18/24(a)		400	413,000
Republic of South Africa Government International Bond 5.65%, 9/27/47		380	361,903
Russian Foreign Bond – Eurobond 5.25%, 6/23/47(a)		400	400,790
Saudi Government International Bond 3.25%, 10/26/26(a)		490	475,912
3.625%, 3/04/28		200	197,450
Senegal Government International Bond 6.25%, 7/30/24-5/23/33(a)		480	482,500
6.75%, 3/13/48		270	248,798
Sri Lanka Government International Bond 5.75%, 4/18/23(a)		467	461,015
6.25%, 7/27/21(a)		433	439,419
7.85%, 3/14/29		240	251,755
Tanzania Government International Bond 8.688% (LIBOR 6 Month + 6.00%), 3/09/20(a)(e)		44	45,217
Turkey Government International Bond 4.875%, 10/09/26		200	172,439
5.75%, 5/11/47		200	158,835
6.00%, 3/25/27		313	286,249
7.00%, 6/05/20		95	95,831
7.625%, 4/26/29		200	197,500
Ukraine Government International Bond 7.75%, 9/01/22-9/01/27(a)		952	917,490
9.75%, 11/01/28(a)		200	205,963
Series GDP
Zero Coupon, 5/31/40		170	108,491
Uruguay Government International Bond 4.375%, 10/27/27-1/23/31		116	121,718
5.10%, 6/18/50		49	52,281
Venezuela Government International Bond 11.95%, 8/05/31(b)(f)(g)		265	79,350
12.75%, 8/23/22(b)(f)(g)		564	174,871

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zambia Government International Bond 8.97%, 7/30/27(a)	U.S.$	215	$156,144

Total Sovereign Bonds (cost $17,978,483)			18,124,370

Corporate Bonds – 3.4%
AngloGold Ashanti Holdings PLC 5.125%, 8/01/22		140	144,631
Baoxin Auto Finance I Ltd. 5.625%, 10/30/20(a)(h)		200	187,311
China Evergrande Group 8.25%, 3/23/22		200	196,051
CSN Resources SA 7.625%, 2/13/23(a)		200	200,447
Digicel Group One Ltd. 8.25%, 12/30/22		234	142,610
Digicel Group Two Ltd. 8.25%, 9/30/22		292	98,550
Ecopetrol SA 5.875%, 9/18/23		200	218,450
Empresas Publicas de Medellin ESP 8.375%, 11/08/27(a)	COP	418,000	131,302
Genneia SA 8.75%, 1/20/22(a)	U.S.$	38	34,010
Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/25(a)		200	191,174
Housing Development Finance Corp., Ltd. Series G 7.875%, 8/21/19(a)(i)	INR	10,000	144,172
Indiabulls Housing Finance Ltd. 8.567%, 10/15/19(a)(i)		10,000	143,089
Inretail Pharma SA 5.375%, 5/02/23(a)	U.S.$	63	65,224
KOC Holding AS 5.25%, 3/15/23		200	189,500
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(a)		200	200,505
Natura Cosmeticos SA 5.375%, 2/01/23(a)		200	199,268
Nexa Resources SA 5.375%, 5/04/27(a)		200	206,251
Odebrecht Finance Ltd. 7.125%, 6/26/42(b)(a)(f)		200	30,031
Petkim Petrokimya Holding AS 5.875%, 1/26/23(a)		200	181,000

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rede D’or Finance SARL 4.95%, 1/17/28(a)	U.S.$	200	$188,566
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		200	212,740
SABIC Capital II BV 4.00%, 10/10/23(a)		200	204,050
Tonon Luxembourg SA 7.25%, 1/24/20(b)(f)(g)(i)(j)		276	6,075
Transportadora de Gas Internacional SA ESP 5.55%, 11/01/28(a)		200	216,219
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26		200	192,750
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(a)		200	188,000
Virgolino de Oliveira Finance SA 11.75%, 2/09/22(b)(f)(g)		202	5,050
Wijaya Karya Persero Tbk PT 7.70%, 1/31/21(a)	IDR	2,000,000	134,670

Total Corporate Bonds (cost $4,945,724)			4,251,696

Quasi-Sovereign Bonds – 2.7%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/48(a)	U.S.$	200	219,383
Eskom Holdings SOC Ltd. 5.75%, 1/26/21(a)		400	395,000
Export-Import Bank of China (The) 3.625%, 7/31/24(a)		310	316,242
Kazakhstan Temir Zholy National Co. JSC 4.85%, 11/17/27(a)		200	202,750
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24(a)		200	218,345
Pertamina Persero PT 5.625%, 5/20/43(a)		200	207,131
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		220	235,084
Petroleos de Venezuela SA 5.375%, 4/12/27(b)(f)(g)		226	51,065
6.00%, 11/15/26(b)(f)(g)		220	49,225
9.00%, 11/17/21(b)(f)(g)		128	33,716
Petroleos Mexicanos 5.50%, 6/27/44		166	135,871
6.375%, 1/23/45		100	88,330
6.50%, 3/13/27-1/23/29		304	303,908
6.75%, 9/21/47		10	9,164
6.875%, 8/04/26		60	62,538
Sinopec Group Overseas Development Ltd. Series 2012 3.90%, 5/17/22(a)		271	276,567

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

State Grid Overseas Investment Ltd. Series 2013 3.125%, 5/22/23(a)	U.S.$	260	$260,129
TC Ziraat Bankasi AS 4.25%, 7/03/19(a)		200	198,270
Trinidad Generation UnLtd. 5.25%, 11/04/27(a)		200	199,987

Total Quasi-Sovereign Bonds (cost $3,408,865)			3,462,705

Treasury Bonds – 0.6%
Indonesia Treasury Bond Series FR65 6.625%, 5/15/33	IDR	1,535,000	94,752
Series FR68 8.375%, 3/15/34		8,337,000	600,246
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	543	14,108

Total Treasury Bonds (cost $721,857)			709,106

Emerging Markets - Treasuries – 0.5%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	142	2,196
16.00%, 10/17/23		737	12,506
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	4,855	305,058
Series R186 10.50%, 12/21/26		3,932	301,262

Total Emerging Markets – Treasuries (cost $673,151)			621,022

Regional Bonds – 0.1%
Provincia de Neuquen Argentina 7.50%, 4/27/25(a) (cost $68,000)	U.S.$	68	54,655

Total Fixed Income Securities (cost $27,796,080)			27,223,554

		Shares
EQUITY LINKED NOTES – 0.4%
Information Technology – 0.4%
Electronic Equipment, Instruments & Components – 0.4%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(b) (cost $654,675)		284,058	557,001

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
VFMVN30 ETF Fund(b) (cost $97,798)		239,030	$151,568

SHORT-TERM INVESTMENTS – 15.9%
Investment Companies – 15.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(k)(l)(m) (cost $19,688,176)		19,688,176	19,688,176

		Principal Amount (000)
Treasury Bills – 0.3%
Egypt – 0.2%
Egypt Treasury Bills Series 273D Zero Coupon, 5/07/19	EGP	4,725	266,988

Nigeria – 0.1%
Nigeria Treasury Bills Zero Coupon 1/30/20-2/27/20	NGN	68,020	167,244

Total Treasury Bills (cost $430,614)			434,232

Time Deposits – 0.1%
BBH, Grand Cayman (0.39)%, 4/01/19	SEK	9	1,007
0.37%, 4/01/19	GBP	10	13,381
0.40%, 4/01/19	NOK	2	200
0.77%, 4/01/19	AUD	3	2,147
0.80%, 4/01/19	CAD	1	584
0.90%, 4/01/19	SGD	8	5,801
5.07%, 4/01/19	ZAR	270	18,736
BNP Paribas, Paris (0.57)%, 4/01/19	EUR	21	23,727
Hong Kong & Shanghai Bank, Hong Kong 1.42%, 4/01/19	HKD	171	21,729
Sumitomo, Tokyo (0.27)%, 4/01/19	JPY	9,627	86,864

Total Time Deposits (cost $174,680)			174,176

Total Short-Term Investments (cost $20,293,470)			20,296,584

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 96.6% (cost $119,889,583)		$122,702,562

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(k)(l)(m) (cost $755,328)	755,328	755,328

Total Investments – 97.2% (cost $120,644,911)		123,457,890
Other assets less liabilities – 2.8%		3,552,930

Net Assets – 100.0%		$127,010,820

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE China A50 Index Futures	357	April 2019	$4,681,116	$179,966
MSCI Emerging Markets Index Futures	396	June 2019	20,971,490	7,193
U.S. Ultra Bond (CBT) Futures	43	June 2019	7,224,000	267,555

				$454,714

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia & New Zealand Banking Group Ltd.	CNH	18,990	USD	2,821	6/17/19	$(3,071)
Bank of America, NA	USD	565	RUB	36,938	5/16/19	(6,154)
Bank of America, NA	USD	1,169	RUB	77,966	5/16/19	11,604
Bank of America, NA	TWD	26,490	USD	860	6/10/19	(196)
Bank of America, NA	CNH	30,881	USD	4,588	6/17/19	(4,005)
Bank of America, NA	CNH	4,042	USD	604	6/17/19	2,736
Bank of America, NA	HUF	194,611	USD	698	6/17/19	14,666
Barclays Bank PLC	BRL	9,083	USD	2,430	4/02/19	110,290
Barclays Bank PLC	USD	2,331	BRL	9,083	4/02/19	(11,103)
Barclays Bank PLC	IDR	17,264,238	USD	1,200	5/09/19	(4,796)
Barclays Bank PLC	USD	4,823	IDR	69,597,904	5/09/19	33,223
Barclays Bank PLC	KRW	10,080,429	USD	8,963	5/16/19	90,417

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	345	RUB	22,743	5/16/19	$(233)
Barclays Bank PLC	USD	1,606	RUB	106,487	5/16/19	5,943
Barclays Bank PLC	TWD	243,488	USD	7,899	6/10/19	(11,395)
Barclays Bank PLC	INR	144,229	USD	2,037	7/16/19	(12,559)
Barclays Bank PLC	USD	3,791	INR	266,778	7/16/19	(74)
Barclays Bank PLC	USD	202	MYR	825	8/21/19	(168)
Barclays Bank PLC	USD	967	MYR	3,951	8/21/19	663
BNP Paribas SA	IDR	4,220,327	USD	298	5/09/19	3,675
BNP Paribas SA	CZK	31,596	USD	1,397	6/17/19	20,546
BNP Paribas SA	USD	797	ZAR	11,431	6/18/19	(12,106)
BNP Paribas SA	ZAR	8,457	USD	577	6/18/19	(3,674)
Brown Brothers Harriman & Co.	CZK	2,710	USD	120	6/17/19	2,428
Brown Brothers Harriman & Co.	EUR	499	USD	566	6/17/19	2,043
Brown Brothers Harriman & Co.	GBP	152	USD	200	6/17/19	1,585
Brown Brothers Harriman & Co.	HUF	246,344	USD	891	6/17/19	25,408
Brown Brothers Harriman & Co.	PLN	2,864	USD	754	6/17/19	6,094
Brown Brothers Harriman & Co.	THB	6,735	USD	212	6/17/19	(491)
Brown Brothers Harriman & Co.	TRY	5,307	USD	936	6/17/19	48,734
Brown Brothers Harriman & Co.	USD	352	CZK	7,935	6/17/19	(6,012)
Brown Brothers Harriman & Co.	USD	182	EUR	160	6/17/19	(1,486)
Brown Brothers Harriman & Co.	USD	393	HUF	108,521	6/17/19	(11,530)
Brown Brothers Harriman & Co.	USD	380	JPY	41,408	6/17/19	(3,655)
Brown Brothers Harriman & Co.	USD	484	MXN	9,212	6/17/19	(14,790)
Brown Brothers Harriman & Co.	USD	278	MXN	5,474	6/17/19	456
Brown Brothers Harriman & Co.	USD	738	THB	23,190	6/17/19	(6,035)
Brown Brothers Harriman & Co.	USD	1,472	THB	46,715	6/17/19	2,746
Brown Brothers Harriman & Co.	USD	593	ZAR	8,457	6/18/19	(12,344)
Citibank, NA	BRL	3,043	USD	803	4/02/19	26,233
Citibank, NA	USD	781	BRL	3,043	4/02/19	(3,720)
Citibank, NA	USD	1,117	IDR	15,789,816	5/09/19	(15,013)
Citibank, NA	USD	1,735	PHP	91,251	6/10/19	(13,937)
Citibank, NA	THB	22,450	USD	705	6/17/19	(3,750)
Citibank, NA	USD	2,185	JPY	241,101	6/17/19	3,176
Deutsche Bank AG	USD	391	IDR	5,539,965	5/09/19	(4,493)
Deutsche Bank AG	USD	461	IDR	6,620,919	5/09/19	782

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	BRL	1,021	USD	266	4/02/19	$5,097
Goldman Sachs Bank USA	USD	262	BRL	1,021	4/02/19	(1,248)
Goldman Sachs Bank USA	IDR	7,691,036	USD	539	5/09/19	2,811
Goldman Sachs Bank USA	COP	713,150	USD	225	5/23/19	2,183
Goldman Sachs Bank USA	USD	170	TWD	5,207	6/10/19	(673)
Goldman Sachs Bank USA	CNH	974	USD	145	6/17/19	(217)
Goldman Sachs Bank USA	MYR	8,837	USD	2,174	8/21/19	9,460
Goldman Sachs Bank USA	USD	2,069	MYR	8,420	8/21/19	(7,196)
Goldman Sachs Bank USA	USD	445	MYR	1,819	8/21/19	65
HSBC Bank USA	USD	3,906	KRW	4,362,739	5/16/19	(66,137)
HSBC Bank USA	COP	1,882,154	USD	594	5/23/19	5,616
HSBC Bank USA	PHP	19,852	USD	373	6/10/19	(1,154)
HSBC Bank USA	MXN	12,965	USD	661	6/17/19	867
HSBC Bank USA	USD	3,181	MXN	61,951	6/17/19	(28,500)
HSBC Bank USA	USD	252	THB	7,865	6/17/19	(3,760)
JPMorgan Chase Bank, NA	CNH	22,113	USD	3,290	6/17/19	1,571
JPMorgan Chase Bank, NA	IDR	15,250,956	USD	1,072	5/09/19	8,132
JPMorgan Chase Bank, NA	USD	718	THB	22,575	6/17/19	(5,435)
JPMorgan Chase Bank, NA	USD	792	TRY	4,528	6/17/19	(34,298)
JPMorgan Chase Bank, NA	ZAR	11,431	USD	774	6/18/19	(11,208)
Morgan Stanley Capital Services LLC	CLP	488,866	USD	731	5/23/19	12,618
Morgan Stanley Capital Services LLC	USD	611	THB	18,995	6/17/19	(10,754)
Morgan Stanley Capital Services LLC	INR	61,488	USD	878	7/16/19	3,981
Royal Bank of Scotland PLC	PEN	2,253	USD	678	5/23/19	592
Standard Chartered Bank	BRL	20,457	USD	5,291	4/02/19	66,014
Standard Chartered Bank	USD	5,276	BRL	20,457	4/02/19	(51,391)
Standard Chartered Bank	BRL	16,802	USD	4,330	5/03/19	47,048

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	774	IDR	10,988,820	5/09/19	$(6,970)
Standard Chartered Bank	KRW	2,758,084	USD	2,444	5/16/19	16,964
Standard Chartered Bank	USD	392	KRW	438,558	5/16/19	(5,506)
Standard Chartered Bank	PHP	72,531	USD	1,363	6/10/19	(5,242)
UBS AG	IDR	6,361,296	USD	444	5/09/19	(71)
UBS AG	USD	1,210	PHP	64,225	6/10/19	1,118
UBS AG	CNH	23,445	USD	3,465	6/17/19	(21,387)
UBS AG	CNH	15,428	USD	2,310	6/17/19	15,590
UBS AG	MYR	1,759	USD	432	8/21/19	1,206

						$186,444

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Argentine Republic Government Bond, 7.500% 4/22/2026*	5.00%	Quarterly	7.82%	USD	160	$(17,174)	$(17,088)	$(86)
Argentine Republic Government Bond, 7.500% 4/22/2026*	5.00	Quarterly	7.82	USD	20	(2,147)	(1,946)	(201)

						$(19,321)	$(19,034)	$(287)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
BRL	3,600	1/02/25	1 Day CDI	8.665%	Maturity	$4,040	$—	$4,040

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Citibank, NA iShares Trust JPMorgan USD Emerging Markets Bond Fund	LIBOR Plus 0.20%	Maturity	USD	2,862	4/15/19	$(46,065)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Russell 2000 Index 6/21/19*	19.40%	Maturity	USD	18	$971	$—	$971
S&P 500 Index 6/21/19*	16.25	Maturity	USD	44	4,429	—	4,429
Deutsche Bank AG
FTSE 100 Index 6/21/19*	16.65	Maturity	GBP	12	(1,843)	—	(1,843)
Goldman Sachs International
Hang Seng China Enterprises Index 6/27/19*	22.70	Maturity	HKD	829	(27,149)	—	(27,149)
JPMorgan Chase Bank, NA
Hang Seng China Enterprises Index 9/27/19*	21.97	Maturity	HKD	1,081	2,880	—	2,880
Morgan Stanley & Co. International PLC
S&P/ASX 200 Index 4/18/19*	15.35	Maturity	AUD	54	(25,004)	—	(25,004)
UBS AG
S&P/ASX 200 Index 6/20/19*	14.50	Maturity	AUD	99	(12,003)	—	(12,003)

Sale Contracts
JPMorgan Chase Bank, NA
Hang Seng China Enterprises Index 6/27/19*	20.51	Maturity	HKD	508	1,531	—	1,531
UBS AG
S&P/ASX 200 Index 4/18/19*	13.65	Maturity	AUD	49	19,281	—	19,281

					$(36,907)	$—	$(36,907)

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $19,614,406 or 15.4% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2019.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.

(f)	Defaulted.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.31% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petroleos de Venezuela SA 5.375%, 4/12/27	9/20/17	$46,505	$51,065	0.04%
Petroleos de Venezuela SA 6.00%, 11/15/26	5/26/16	73,615	49,225	0.04%
Petroleos de Venezuela SA 9.00%, 11/17/21	6/12/17	65,696	33,716	0.03%
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	263,597	6,075	0.00%
Venezuela Government International Bond 11.95%, 8/05/31	9/05/18	67,015	79,350	0.06%
Venezuela Government International Bond 12.75%, 8/23/22	9/15/18	165,266	174,871	0.14%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/12/13	172,628	5,050	0.00%

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2019.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviation:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NGN – Nigerian Naira

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

STATEMENT OF ASSETS & LIABILITIES

March 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $100,201,407)	$103,014,386	(a)
Affiliated issuers (cost $20,443,504 – including investment of cash collateral for securities loaned of $755,328)	20,443,504
Cash collateral due from broker	1,856,976
Foreign currencies, at value (cost $756,966)	756,307
Receivable for investment securities sold and foreign currency transactions	944,581
Receivable for capital stock sold	897,577
Unaffiliated dividends and interest receivable	785,759
Unrealized appreciation on forward currency exchange contracts	614,381
Receivable for variation margin on futures	363,411
Receivable for terminated variance swaps	129,694
Affiliated dividends receivable	37,805
Unrealized appreciation on variance swaps	29,092
Receivable for variation margin on centrally cleared swaps	751

Total assets	129,874,224

Liabilities
Payable for investment securities purchased	1,081,307
Collateral due to Securities Lending Agent	755,328
Unrealized depreciation on forward currency exchange contracts	427,937
Payable for terminated variance swaps	160,460
Payable for capital stock redeemed	66,908
Unrealized depreciation on variance swaps	65,999
Unrealized depreciation on total return swaps	46,065
Administrative fee payable	18,223
Due to Custodian	10,591
Advisory fee payable	10,393
Distribution fee payable	3,260
Transfer Agent fee payable	2,225
Accrued expenses and other liabilities	214,708

Total liabilities	2,863,404

Net Assets	$127,010,820

Composition of Net Assets
Capital stock, at par	$1,426
Additional paid-in capital	137,660,880
Accumulated loss	(10,651,486)

	$127,010,820

See notes to financial statements.

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,509,545	619,707	$8.89	*

C	$2,233,961	252,484	$8.85

Advisor	$118,489,809	13,296,870	$8.91

R	$305,182	34,360	$8.88

K	$312,693	35,251	$8.87

I	$150,598	17,053	$8.83

Z	$9,032	1,020	$8.85

(a)	Includes securities on loan with a value of $719,684 (see Note E).

*	The maximum offering price per share for Class A shares was $9.28, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

STATEMENT OF OPERATIONS

Year Ended March 31, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $430,330)	$3,186,120
Affiliated issuers	136,168
Interest (net of foreign taxes withheld of $5,400)	2,256,979
Securities lending income	2,577	$5,581,844

Expenses
Advisory fee (see Note B)	1,048,218
Transfer agency—Class A	5,868
Transfer agency—Class C	1,714
Transfer agency—Advisor Class	74,750
Transfer agency—Class R	668
Transfer agency—Class K	608
Transfer agency—Class I	47
Transfer agency—Class Z	8
Distribution fee—Class A	21,008
Distribution fee—Class C	24,110
Distribution fee—Class R	1,485
Distribution fee—Class K	773
Custodian	309,598
Registration fees	112,909
Audit and tax	104,507
Administrative	76,692
Printing	53,073
Legal	45,149
Directors’ fees	24,262
Miscellaneous	78,985

Total expenses before interest expense	1,984,432
Interest expense	7,469

Total expenses	1,991,901
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(723,739)

Net expenses		1,268,162

Net investment income		4,313,682

See notes to financial statements.

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(10,008,362	)(a)
Forward currency exchange contracts	4,580,226
Futures	(1,435,553)
Swaps	(673,519)
Foreign currency transactions	(880,564)
Net change in unrealized appreciation/depreciation on:
Investments	(5,744,375	)(b)
Forward currency exchange contracts	142,613
Futures	228,419
Swaps	(153,263)
Foreign currency denominated assets and liabilities	(11,748)

Net loss on investment and foreign currency transactions	(13,956,126)

Net Decrease in Net Assets from Operations	$(9,642,444)

(a)	Includes foreign capital gains taxes of $207.

(b)	Net of increase in accrued foreign capital gains of $1,620.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 39

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019		Year Ended March 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,313,682		$2,886,897
Net realized gain (loss) on investment and foreign currency transactions	(8,417,772)		1,669,083
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(5,538,354)		5,825,168

Net increase (decrease) in net assets from operations	(9,642,444)		10,381,148
Distributions to Shareholders
Class A	(395,036)		(240,076)
Class C	(105,468)		(51,937)
Advisor Class	(5,672,588)		(2,982,241)
Class R	(11,634)		(8,798)
Class K	(15,613)		(10,685)
Class I	(8,285)		(573,790)
Class Z	(491)		(304)
Tax return of capital
Class A	– 0	–	(8,336)
Class C	– 0	–	(1,803)
Advisor Class	– 0	–	(103,552)
Class R	– 0	–	(306)
Class K	– 0	–	(371)
Class I	– 0	–	(19,924)
Class Z	– 0	–	(11)
Capital Stock Transactions
Net increase	510,771		71,278,342

Total increase (decrease)	(15,340,788)		77,657,356
Net Assets
Beginning of period	142,351,608		64,694,252

End of period	$127,010,820		$142,351,608

See notes to financial statements.

40 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective July 31, 2017, the Fund commenced offering of Class Z shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. As of March 31, 2019, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of the Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2019:

Investments in Securities	Level 1		Level 2	Level 3			Total
Assets:
Common Stocks:
Financials	$3,241,219		$15,447,031	$	– 0	–	$18,688,250
Information Technology	705,531		10,299,936		– 0	–	11,005,467
Consumer Discretionary	6,354,421		3,011,902		– 0	–	9,366,323
Energy	4,905,421		3,238,539		– 0	–	8,143,960
Materials	– 0	–	6,550,714		– 0	–	6,550,714
Communication Services	1,988,751		4,429,209		– 0	–	6,417,960
Industrials	537,464		4,198,545		– 0	–	4,736,009
Real Estate	1,106,107		2,647,577		– 0	–	3,753,684
Utilities	2,540,081		946,248		– 0	–	3,486,329
Consumer Staples	– 0	–	1,551,232		– 0	–	1,551,232
Health Care	– 0	–	773,927		– 0	–	773,927

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Investments in Securities	Level 1			Level 2		Level 3			Total
Fixed Income Securities:
Sovereign Bonds	$	– 0	–	$18,124,370		$	– 0	–	$18,124,370
Corporate Bonds		– 0	–	3,958,360			293,336		4,251,696
Quasi-Sovereign Bonds		– 0	–	3,462,705			– 0	–	3,462,705
Treasury Bonds		– 0	–	709,106			– 0	–	709,106
Emerging Markets – Treasuries		– 0	–	621,022			– 0	–	621,022
Regional Bonds		– 0	–	54,655			– 0	–	54,655
Equity Linked Notes		– 0	–	557,001			– 0	–	557,001
Investment Companies		– 0	–	151,568			– 0	–	151,568
Short-Term Investments:
Investment Companies		19,688,176		– 0	–		– 0	–	19,688,176
Treasury Bills		– 0	–	434,232			– 0	–	434,232
Time Deposits		– 0	–	174,176			– 0	–	174,176
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		755,328		– 0	–		– 0	–	755,328

Total Investments in Securities		41,822,499		81,342,055	+		293,336		123,457,890
Other Financial Instruments*:
Assets
Futures		267,555		187,159			– 0	–	454,714	†
Forward Currency Exchange Contracts		– 0	–	614,381			– 0	–	614,381
Centrally Cleared Interest Rate Swaps		– 0	–	4,040			– 0	–	4,040	†
Variance Swaps		– 0	–	29,092			– 0	–	29,092
Liabilities
Forward Currency Exchange Contracts		– 0	–	(427,937)			– 0	–	(427,937)
Centrally Cleared Credit Default Swaps		– 0	–	(19,321)			– 0	–	(19,321	)†
Total Return Swaps		– 0	–	(46,065)			– 0	–	(46,065)
Variance Swaps		– 0	–	(65,999)			– 0	–	(65,999)

Total		$42,090,054		$81,617,405			$293,336		$124,000,795

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

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7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. Prior to February 3, 2017, the Fund paid the Adviser at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“the Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended March 31, 2019, such waiver/reimbursement amounted to $716,192. The Expense Caps may not be terminated before July 31, 2019. Prior to February 3, 2017, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares respectively.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares

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NOTES TO FINANCIAL STATEMENTS (continued)

were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/ Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2019, the reimbursement for such services amounted to $76,692.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $29,675 for the year ended March 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $280 from the sale of Class A shares and received $71 and $1,283 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended March 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2019, such waiver amounted to $7,333.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2019 is as follows:

					Distributions
Fund	Market Value 3/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,578	$80,589	$66,478	$19,689	$131
Government Money Market Portfolio*	436	10,420	10,101	755	5

Total				$20,444	$136

*	Investment of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the year ended March 31, 2019 amounted to $176,556, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective July 31, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $0, $108 and $1,226 for Class C, Class K and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2019, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$126,082,706		$140,483,758
U.S. government securities	– 0	–	– 0	–

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$123,104,593

Gross unrealized appreciation	$7,880,200
Gross unrealized depreciation	(7,420,573)

Net unrealized appreciation	$459,627

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2019, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and

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NOTES TO FINANCIAL STATEMENTS (continued)

movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In

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NOTES TO FINANCIAL STATEMENTS (continued)

addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of asset and liabilities. Pursuant to the contract, the Fund

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agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term

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of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended March 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

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Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended March 31, 2019, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended March 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$267,555	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	4,040	*

Interest rate contracts				Unrealized depreciation on total return swaps	$46,065

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	614,381		Unrealized depreciation on forward currency exchange contracts	427,937

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	287	*

Equity contracts	Unrealized appreciation on variance swaps	29,092		Unrealized depreciation on variance swaps	65,999

Equity contracts	Receivable/Payable for variation margin on futures	187,159	*

Total		$1,102,227			$540,288

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(272,490)	$(87,472)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(1,666,816)	21,930

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	4,580,226	142,613

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	9,611	(287)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(410,640)	(65,504)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	231,263	206,489

Total		$2,471,154	$217,769

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2019:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,682,999	(a)

Credit Default Swaps:
Average notional amount on buy contracts	$316,000	(b)
Average notional amount on sale contracts	$390,000	(c)

Centrally Cleared Credit Default Swaps:
Average notional amount on sale contracts	$180,000	(d)

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Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$68,903,022
Average principal amount on sale contracts	$88,157,921

Futures:
Average notional amount on buy contracts	$20,308,472
Average notional amount on sale contracts	$844,690	(e)

Total Return Swaps:
Average notional amount	$3,813,531	(f)

Variance Swaps:
Average notional amount	$798,510

(a)	Positions were open for five months during the period.

(b)	Positions were open for six months during the period.

(c)	Positions were open for three months during the period.

(d)	Positions were open for one month during the period.

(e)	Positions were open for eleven months during the period.

(f)	Positions were open for ten months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$29,006	$(10,355)	$	– 0	–	$	– 0	–	$18,651
Barclays Bank PLC	240,536	(40,328)	– 0	–	– 0	–	200,208
BNP Paribas	24,221	(15,780)	– 0	–	– 0	–	8,441
Brown Brothers Harriman & Co.	89,494	(56,343)	– 0	–	– 0	–	33,151
Citibank, NA	34,809	(34,809)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	782	(782)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	19,616	(19,616)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	6,483	(6,483)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	14,114	(14,114)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	16,599	(16,599)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	592	– 0	–	– 0	–	– 0	–	592
Standard Chartered Bank	130,026	(69,109)	– 0	–	– 0	–	60,917
UBS AG	37,195	(33,461)	– 0	–	– 0	–	3,734

Total	$643,473	$(317,779)	$	– 0	–	$	– 0	–	$325,694	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$3,071	$	– 0	–	$	– 0	–	$	– 0	–	$3,071
Bank of America, NA	10,355	(10,355)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	40,328	(40,328)	– 0	–	– 0	–	– 0	–
BNP Paribas	15,780	(15,780)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	56,343	(56,343)	– 0	–	– 0	–	– 0	–
Citibank, NA	82,485	(34,809)	(47,676)	– 0	–	– 0	–
Deutsche Bank AG	6,336	(782)	– 0	–	– 0	–	5,554
Goldman Sachs Bank USA/Goldman Sachs International	36,483	(19,616)	– 0	–	– 0	–	16,867
HSBC Bank USA	99,551	(6,483)	– 0	–	– 0	–	93,068
JPMorgan Chase Bank, NA	50,941	(14,114)	(36,827)	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	35,758	(16,599)	– 0	–	– 0	–	19,159
Standard Chartered Bank	69,109	(69,109)	– 0	–	– 0	–	– 0	–
UBS AG	33,461	(33,461)	– 0	–	– 0	–	– 0	–

Total	$540,001	$(317,779)	$(84,503)	$	– 0	–	$137,719	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion

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of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At March 31, 2019, the Fund had securities on loan with a value of $719,684 and had received cash collateral which has been invested into Government Money Market Portfolio of $755,328. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $2,577 and $4,954 from the borrowers and Government Money Market Portfolio, respectively, for the year ended March 31, 2019; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2019, such waiver amounted to $214. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

Class A
Shares sold	275,968	830,602	$2,527,510	$8,178,459

Shares issued in reinvestment of dividends	39,549	21,130	337,699	206,299

Shares converted from Class C	7,865	3,160	69,150	30,401

Shares redeemed	(789,121)	(286,948)	(6,847,556)	(2,796,357)

Net increase (decrease)	(465,739)	567,944	$(3,913,197)	$5,618,802

Class C
Shares sold	33,811	251,440	$309,472	$2,473,853

Shares issued in reinvestment of dividends	7,855	3,586	65,999	34,792

Shares converted to Class A	(7,903)	(3,172)	(69,150)	(30,401)

Shares redeemed	(61,752)	(25,434)	(549,357)	(252,931)

Net increase (decrease)	(27,989)	226,420	$(243,036)	$2,225,313

Advisor Class
Shares sold	6,191,305	9,245,841	$55,398,918	$92,312,859

Shares issued in reinvestment of dividends	575,554	257,090	4,900,267	2,515,430

Shares redeemed	(6,049,179)	(1,477,198)	(53,844,089)	(14,706,969)

Net increase	717,680	8,025,733	$6,455,096	$80,121,320

Class R
Shares sold	32,672	16,671	$273,093	$166,198

Shares issued in reinvestment of dividends	1,315	904	11,210	8,796

Shares redeemed	(32,422)	(4,832)	(278,570)	(47,473)

Net increase	1,565	12,743	$5,733	$127,521

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	Shares		Amount
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

Class K
Shares sold	4,398	8,373	$39,791	$83,204

Shares issued in reinvestment of dividends	1,794	1,106	15,160	10,728

Shares redeemed	(4,365)	(8,601)	(38,112)	(83,610)

Net increase	1,827	878	$16,839	$10,322

Class I
Shares sold	3,345	11,917	$29,829	$113,375

Shares issued in reinvestment of dividends	924	716	7,782	6,906

Shares redeemed	(189,665)	(1,661,194)	(1,848,280)	(16,955,220)

Net decrease	(185,396)	(1,648,561)	$(1,810,669)	$(16,834,939)

Class Z*
Shares sold	0 **	1,020	$5	$10,003

Net increase	0 **	1,020	$5	$10,003

*	Commenced distributions on July 31, 2017.

**	Amount is less than 0.5 shares.

NOTE G

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net

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asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater

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degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended March 31, 2019.

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NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2019 and March 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$6,209,115		$3,867,831

Total taxable distributions paid	6,209,115		3,867,831
Tax Return of Capital	– 0	–	134,303

Total distributions paid	$6,209,115		$4,002,134

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$227,394
Accumulated capital and other losses	(11,004,300	)(a)
Unrealized appreciation/(depreciation)	453,611	(b)

Total accumulated earnings/(deficit)	$(10,323,295	)(c)

(a)	As of March 31, 2019, the Fund had a net capital loss carryforward of $11,004,300.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2019, the Fund had a net short-term capital loss carryforward of $9,668,139 and a net long-term capital loss carryforward of $1,336,161, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In March 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not

66 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 67

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended March 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.00	$ 9.20	$ 8.59	$ 8.99	$ 9.20

Income From Investment Operations

Net investment income(a)(b)	.30	.25	.24	.27	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.89	.74	(.37)	(.10)

Net increase (decrease) in net asset value from operations	(.65)	1.14	.98	(.10)	.18

Less: Dividends and Distributions

Dividends from net investment income	(.46)	(.33)	(.30)	(.20)	(.39)

Tax return of capital	– 0	–	(.01)	(.07)	(.10)	– 0	–

Total dividends and distributions	(.46)	(.34)	(.37)	(.30)	(.39)

Net asset value, end of period	$ 8.89	$ 10.00	$ 9.20	$ 8.59	$ 8.99

Total Return

Total investment return based on net asset value(c)	(6.20)%	12.56%	11.82%	(0.98	)%^	1.91%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,510	$10,849	$4,764	$1,643	$634

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	1.24%	1.23%	1.51%	1.62%	1.65%

Expenses, before waivers/ reimbursements(d)(e)†	1.80%	1.92%	2.92%	3.22%	2.96%

Net investment income(b)	3.36%	2.51%	2.68%	3.15%	2.96%

Portfolio turnover rate	110%	74%	118%	108%	114%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%

See footnote summary on pages 74-75.

68 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended March 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 9.95	$ 9.19	$ 8.59	$ 8.97	$ 9.18

Income From Investment Operations

Net investment income(a)(b)	.23	.16	.17	.22	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	.89	.75	(.37)	(.08)

Net increase (decrease) in net asset value from operations	(.70)	1.05	.92	(.15)	.10

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.28)	(.26)	(.16)	(.31)

Tax return of capital	– 0	–	(.01)	(.06)	(.07)	– 0	–

Total dividends and distributions	(.40)	(.29)	(.32)	(.23)	(.31)

Net asset value, end of period	$ 8.85	$ 9.95	$ 9.19	$ 8.59	$ 8.97

Total Return

Total investment return based on net asset value(c)	(6.79	)%^	11.63	%^	11.00	%^	(1.58	)%^	1.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,234	$2,792	$497	$95	$98

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	1.99%	1.98%	2.26%	2.35%	2.35%

Expenses, before waivers/ reimbursements(d)(e)†	2.58%	2.69%	3.69%	3.93%	3.71%

Net investment income(b)	2.54%	1.57%	1.97%	2.52%	1.97%

Portfolio turnover rate	110%	74%	118%	108%	114%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%

See footnote summary on pages 74-75.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 69

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended March 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.02	$ 9.22	$ 8.61	$ 9.00	$ 9.22

Income From Investment Operations

Net investment income(a)(b)	.32	.27	.27	.31	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.89	.74	(.38)	(.11)

Net increase (decrease) in net asset value from operations	(.63)	1.16	1.01	(.07)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.35)	(.33)	(.22)	(.42)

Tax return of capital	– 0	–	(.01)	(.07)	(.10)	– 0	–

Total dividends and distributions	(.48)	(.36)	(.40)	(.32)	(.42)

Net asset value, end of period	$ 8.91	$ 10.02	$ 9.22	$ 8.61	$ 9.00

Total Return

Total investment return based on net asset value(c)	(5.93)%	12.78%	12.07%	(0.63	)%^	2.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$118,492	$126,029	$42,000	$17,572	$15,805

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	.99%	.98%	1.24%	1.35%	1.35%

Expenses, before waivers/ reimbursements(d)(e)†	1.58%	1.67%	2.64%	2.92%	2.65%

Net investment income(b)	3.53%	2.76%	3.07%	3.60%	3.27%

Portfolio turnover rate	110%	74%	118%	108%	114%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%

See footnote summary on pages 74-75.

70 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended March 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 9.97	$ 9.17	$ 8.57	$ 8.96	$ 9.18

Income From Investment Operations

Net investment income(a)(b)	.27	.22	.18	.26	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	.89	.78	(.37)	(.11)

Net increase (decrease) in net asset value from operations	(.67)	1.11	.96	(.11)	.15

Less: Dividends and Distributions

Dividends from net investment income	(.42)	(.30)	(.30)	(.19)	(.37)

Tax return of capital	– 0	–	(.01)	(.06)	(.09)	– 0	–

Total dividends and distributions	(.42)	(.31)	(.36)	(.28)	(.37)

Net asset value, end of period	$ 8.88	$ 9.97	$ 9.17	$ 8.57	$ 8.96

Total Return

Total investment return based on net asset value(c)	(6.39)%	12.20%	11.51%	(1.07)%	1.70%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$305	$327	$184	$9	$9

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	1.49%	1.48%	1.72%	1.85%	1.85%

Expenses, before waivers/ reimbursements(d)(e)†	2.23%	2.29%	3.24%	3.39%	3.11%

Net investment income(b)	3.06%	2.26%	2.08%	3.00%	2.79%

Portfolio turnover rate	110%	74%	118%	108%	114%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%

See footnote summary on pages 74-75.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 71

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended March 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 9.97	$ 9.16	$ 8.56	$ 8.95	$ 9.17

Income From Investment Operations

Net investment income(a)(b)	.29	.26	.26	.24	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	.88	.71	(.33)	(.10)

Net increase (decrease) in net asset value from operations	(.65)	1.14	.97	(.09)	.18

Less: Dividends and Distributions

Dividends from net investment income	(.45)	(.32)	(.30)	(.20)	(.40)

Tax return of capital	– 0	–	(.01)	(.07)	(.10)	– 0	–

Total dividends and distributions	(.45)	(.33)	(.37)	(.30)	(.40)

Net asset value, end of period	$ 8.87	$ 9.97	$ 9.16	$ 8.56	$ 8.95

Total Return

Total investment return based on net asset value(c)	(6.19)%	12.56%	11.75%	(0.86	)%^	1.91%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$313	$333	$298	$212	$10

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	1.24%	1.23%	1.53%	1.60%	1.60%

Expenses, before waivers/ reimbursements(d)(e)†	1.96%	2.01%	2.89%	3.34%	2.86%

Net investment income(b)	3.26%	2.67%	2.94%	2.87%	2.95%

Portfolio turnover rate	110%	74%	118%	108%	114%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%

See footnote summary on pages 74-75.

72 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended March 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 9.94	$ 9.16	$ 8.56	$ 8.96	$ 9.19

Income From Investment Operations

Net investment income(a)(b)	.28	.30	.28	.30	.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.90)	.85	.72	(.37)	(.12)

Net increase (decrease) in net asset value from operations	(.62)	1.15	1.00	(.07)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.49)	(.36)	(.33)	(.22)	(.43)

Tax return of capital	– 0	–	(.01)	(.07)	(.11)	– 0	–

Total dividends and distributions	(.49)	(.37)	(.40)	(.33)	(.43)

Net asset value, end of period	$ 8.83	$ 9.94	$ 9.16	$ 8.56	$ 8.96

Total Return

Total investment return based on net asset value(c)	(5.93)%	12.68	%^	12.15	%^	(0.66	)%^	2.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$151	$2,012	$16,952	$15,342	$16,054

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	.99%	.98%	1.28%	1.35%	1.35%

Expenses, before waivers/ reimbursements(d)(e)†	1.46%	1.58%	2.51%	2.85%	2.57%

Net investment income(b)	3.03%	3.12%	3.19%	3.49%	3.37%

Portfolio turnover rate	110%	74%	118%	108%	114%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.01%	.00%

See footnote summary on pages 74-75.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 73

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended March 31, 2019	July 31, 2017(f) to March 31, 2018

Net asset value, beginning of period	$ 9.95	$ 9.81

Income From Investment Operations

Net investment income(a)(b)	.31	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	.30

Net increase (decrease) in net asset value from operations	(.62)	.45

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.30)

Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.48)	(.31)

Net asset value, end of period	$ 8.85	$ 9.95

Total Return

Total investment return based on net asset value(c)	(5.90	)%^	4.66	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	.99%	.98	%(g)

Expenses, before waivers/reimbursements(d)(e)†	1.60%	1.71	%(g)

Net investment income(b)	3.49%	2.26	%(g)

Portfolio turnover rate	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended March 31, 2019, March 31, 2018 and March 31, 2017, such waiver amounted to 0.01%, 0.01% and 0.02% respectively.

74 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(e)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2019	2018	2017	2016	2015

Class A
Net of waivers/reimbursements	1.24%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.80%	N/A	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.98%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	2.57%	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.98%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.57%	N/A	N/A	N/A	N/A
Class R
Net of waivers/reimbursements	1.48%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	2.22%	N/A	N/A	N/A	N/A
Class K
Net of waivers/reimbursements	1.24%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.96%	N/A	N/A	N/A	N/A
Class I
Net of waivers/reimbursements	.98%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.45%	N/A	N/A	N/A	N/A

	Year Ended March 31, 2019	July 31, 2017(f) to March 31, 2018(g)

Class Z
Net of waivers/reimbursements	.99%	N/A
Before waivers/reimbursements	1.60%	N/A

(f)	Commencement of distribution.

(g)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 75

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of AB Emerging Markets Multi-Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 28, 2019

76 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended March 31, 2019.

For individual shareholders, the Fund designates 30.28% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended March 31, 2019, $428,394 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $3,621,903.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 77

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of the AB Cap Fund, Inc. (the “Company”)—AB Emerging Markets Multi-Asset Portfolio (the “Fund”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Withheld Authority:
Michael J. Downey	177,670,106	1,341,274
William H. Foulk, Jr.*	177,513,147	1,498,234
Nancy P. Jacklin	177,735,792	1,275,589
Robert M. Keith	177,684,440	1,326,940
Carol C. McMullen	177,776,007	1,235,373
Garry L. Moody	177,685,142	1,326,239
Marshall C. Turner	177,657,263	1,354,118
Earl D. Weiner	177,655,684	1,355,696

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
5,560,943	15,441	99,991	2,022,124

*	Mr. Foulk retired December 31, 2018.

78 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Carol C. McMullen(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2),*, Vice President

Morgan C. Harting(2), Vice President

Shamaila Khan(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. DeNoon is expected to retire from the Adviser effective January 1, 2020.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 79

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	92	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2011)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). Formerly, he was a director of SunEdison, Inc. (solar materials and power plants) since 2007 until July 2014. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	92	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 75 (2011)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019; managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	92	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2011)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	92	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	92	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	92	None

Earl D. Weiner,## 79 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	92	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Henry S. D’Auria 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Emerging Markets Value Equities.

Paul J. DeNoon 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Morgan C. Harting 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Shamaila Khan 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. She is also Director of Emerging Markets Debt.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at a meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated,

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extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors

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also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that the reduction in the advisory fee rate effective since February 3, 2017 would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and

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transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate (reflecting a reduction in the advisory fee effective since February 3, 2017) with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

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and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since February 3, 2017, when the advisory fee rate was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

100 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0151-0319

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Emerging Market Multi-Asset	2018	$57,769	$8	$41,184
	2019	$57,769	$—	$46,602

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Market Multi-Asset	2018	$781,607	$41,192
			$(8)
			$(41,184)
	2019	$523,870	$46,602
			$—
			$(46,602)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2019